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                                                                    Exhibit 10.2

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                          REGISTRATION RIGHTS AGREEMENT

                            DATED AS OF JUNE 25, 2001

                                  BY AND AMONG

                                  BUNGE LIMITED

                                       AND

                      THE PARTIES LISTED IN ANNEX A HERETO



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      This Registration Rights Agreement (the "AGREEMENT") is dated as of June
25, 2001 by and among Bunge Limited, a limited liability company incorporated under the laws of Bermuda (the "COMPANY"), and those parties listed in Annex A hereto. All parties to this Agreement and any Addendum, with the exception of the Company, are collectively referred to as the "SHAREHOLDERS."


                                    RECITALS

      WHEREAS, upon the closing of the Company's Initial Public Offering (as defined herein), the Shareholders will own issued and outstanding common shares of the Company, par value $0.01 per share ("COMMON SHARES"); and

      WHEREAS, the Company and the Shareholders have entered into this Agreement for the purpose of designating the registration rights of the Shareholders.

      NOW, THEREFORE, in consideration of the mutual covenants set forth in this Agreement, the parties agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

      As used herein, the terms below shall have the following meanings. Any such term, unless the context otherwise requires, may be used in the singular or plural, depending upon reference.

      "ADDENDUM" shall have the meaning set forth in Section 8.3(b).

      "ADDITIONAL SHAREHOLDER" shall have the meaning set forth in Section
8.3(b).

      "BOARD" shall mean the Board of Directors of the Company.

      "DEMAND REGISTRATION REQUEST" shall have the meaning set forth in Section 2.1(a).

      "DEMAND REGISTRATION RIGHT" shall have the meaning set forth in Section
2.1.

      "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

      "IPO LOCK-UP PERIOD" shall mean the period beginning upon the date of the final prospectus relating to the Initial Public Offering and ending 180 days after such date.

      "INDEMNIFIED PARTIES" shall have the meaning set forth in Section 7.1.

      "INITIAL PUBLIC OFFERING" shall mean the initial underwritten offering by the Company of Common Shares of the Company that is approved by the Board and registered with the SEC under the Securities Act and after which the Common Shares are listed on the New York Stock Exchange.

      "MATERIAL TRANSACTION" shall mean a material transaction in which the Company or any of its subsidiaries proposes to engage or is engaged, including a purchase or sale of assets or securities, financing, merger, amalgamation, consolidation, tender offer or other material corporate development, and with respect to which the Board has reasonably determined in good faith that compliance with this
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Agreement may reasonably be expected to either (i) materially interfere with the
Company's or such subsidiary's ability to consummate such transaction in a timely fashion or (ii) require the Company to disclose material, non-public information or such material corporate development prior to such time as it would otherwise be required to be disclosed.

      "MAXIMUM OFFERING AMOUNT" shall have the meaning set forth in Section 3.2.

      "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a Registration Statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such Registration Statement.

      "REGISTRABLE STOCK" shall mean (i) the Shares owned by the Shareholders as of the closing date for the Initial Public Offering and (ii) any Shares issued or issuable with respect to any such shares of Registrable Stock by way of a stock dividend bonus issue, subdivision or stock split in connection with a combination or consolidation of shares, recapitalization, merger, amalgamation, consolidation or other reorganization or otherwise. As to any particular shares of Registrable Stock that have been issued, such securities shall cease to be Registrable Stock when (a) a registration statement with respect to the sale of such Shares shall have become effective under the Securities Act and such securities shall have been disposed of under such registration statement, (b) such Shares shall have been sold or distributed to the public or (c) such Shares shall have ceased to be outstanding.

      "REGISTRATION EXPENSES" shall mean any and all expenses incident to performance of or compliance with Sections 2.1 and 3.1 of this Agreement, including without limitation: (i) all SEC and National Association of Securities Dealers, Inc. registration and filing fees; (ii) all fees and expenses incurred in connection with complying with state securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the securities); (iii) all printing, messenger and delivery expenses; (iv) all fees and expenses incurred in connection with the listing of the securities on any securities exchange pursuant to Sections 2.1 and 3.1; (v) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any audits and/or "comfort" letters required by or incident to such performance and compliance;
(vi) the reasonable fees and disbursements of one counsel, other than the Company's counsel, selected by Shareholders holding a majority of the securities being registered to represent all the Selling Shareholders in connection with each registration (it being understood that any Shareholder may, at its own expense, retain separate counsel to represent it in connection with such registration); and (vii) the reasonable fees and expenses of any special experts retained in connection with the requested registration, but excluding Selling Expenses, if any, incurred by a Selling Shareholder.

      "REGISTRATION STATEMENT" shall mean a registration statement filed with the SEC pursuant to the Securities Act.

      "SEC" shall mean the U.S. Securities and Exchange Commission.

      "SECURITIES ACT" shall mean the U.S. Securities Act of 1933, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

      "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions and transfer taxes applicable to the sale of shares of Registrable Stock by a Selling Shareholder.

      "SELLING SHAREHOLDER" shall mean a Shareholder who sells shares of Registrable Stock pursuant to the exercise of registration rights granted to such Shareholder pursuant to Article II or III hereof.


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      "SHARES" shall mean the Common Shares of the Company.

                                   ARTICLE II
                             REGISTRATION ON REQUEST

      2.1 DEMAND REGISTRATION. The Shareholders shall have the right to require the Company, as expeditiously as possible, to use its best efforts to effect the registration of the shares of Registrable Stock that the Shareholders shall request, pursuant to a Registration Statement (the "DEMAND REGISTRATION RIGHTS"), subject to the following limitations:

            (a) such Demand Registration Rights shall be exercised by written notice to the Company (a "DEMAND REGISTRATION REQUEST");

            (b) the Company shall not be obligated to effect and pay for more than a total of three (3) registrations pursuant to this Section 2.1;

            (c) any Demand Registration Request may only be made by Shareholders requesting to sell shares of Registrable Stock that have an aggregate offering price of at least $100 million, based on the closing market price on the New York Stock Exchange on the trading day prior to the date of such request;

            (d) the Company shall not be required to file a Registration Statement to register Shares pursuant to this Section 2.1 until after the expiration of the IPO Lock-up Period;

            (e) the Company shall not be required to effect a registration pursuant to this Section 2.1 more than once during any consecutive 12-month period; and

            (f) the Company shall not be required to effect a registration pursuant to this Section 2.1 if it is requested pursuant to clause (a) above at any time after the third anniversary of the expiration of the IPO Lock-up Period.

            No Shareholder may participate in any underwritten registration pursuant to this Section 2.1 (or exercise its right to register Shares pursuant to Section 3.1 with respect to any such registration) unless such Shareholder
(i) agrees to sell its Registrable Stock on the basis provided in any underwriting arrangement approved by the Company, which approval shall not be unreasonably withheld and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

      2.2 PRIORITY IN DEMAND REGISTRATION. If a registration pursuant to this
Article II involves an underwritten offering and the managing underwriter with respect to such offering advises the Shareholders participating in such registration that, in its opinion, the number of Shares which the Shareholders and any other persons intended to be included in such registration exceeds the largest number of Shares which can be sold in such offering without having an adverse effect on the offering of Shares, then the Company will include in such registration such number of shares of Registrable Stock as have been requested to be included in such registration pursuant to this Article II and Article III and which, in the opinion of such managing underwriter, can be sold without having the adverse effect referred to above. The reduced number of Shares shall be allocated pro rata among the Shareholders participating in the Demand Registration Request pursuant to Section 2.1 and any Shareholders who have requested registration of Shares pursuant to Section 3.1, based on the number of Shares proposed to be


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sold by each such Shareholder; PROVIDED, HOWEVER, that the number of Shares to be included in such registration shall not be reduced unless all other securities are first excluded entirely from the registration.

                                   ARTICLE III
                             INCIDENTAL REGISTRATION

      3.1 PIGGYBACK REGISTRATION RIGHTS. In connection with any exercise of a Demand Registration Right and otherwise during the five-year period after the expiration of the IPO Lock-up Period, each time the Company proposes to register Shares or equity securities which are convertible into or exchangeable for Shares under the Securities Act pursuant to a Registration Statement (other than a registration on Form F-4 or S-8, or any successor or other forms promulgated for similar purposes), whether or not for sale for its own account, each Shareholder shall have the right to require the Company to register shares of Registrable Stock of such Shareholder, subject to the limitations set forth in
Section 3.2. The Company shall give prompt written notice to all Shareholders of its intention to register Shares or equity securities which are convertible into or exchangeable for Shares and of the Shareholders' rights under this Section
3.1. Upon the written request of any Shareholder made within 15 days after the receipt of any such notice (which request shall specify the shares of Registrable Stock intended to be registered) the Company shall use its best efforts to effect the registration of such shares of Registrable Stock under the Securities Act; PROVIDED that, if such registration involves an offering by the Company of Shares for its own account: (a) if, at any time after giving written notice of its intention to register any Shares and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to proceed with the proposed registration, the Company may, at its election, give written notice of such determination to the Shareholders requesting registration pursuant to this
Section 3.1 and thereupon shall be relieved of its obligation to register any securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any Shareholder to make a Demand Registration Request under Section 2.1; and (b) if such registration involves an underwritten offering by the Company, all Shareholders requesting to have shares of Registrable Stock included in the Company's registration become a party to the underwriting arrangements agreed to by the Company and the underwriters who shall have been selected by the Company, on the same terms and conditions as are applicable to the Company, except for the Company's obligation to pay all Registration Expenses and any such differences, including those with respect to indemnification and contribution, as may be customary or appropriate in combined primary and secondary offerings.

      3.2 PRIORITY IN INCIDENTAL REGISTRATIONS. If a registration pursuant to this Article III involves an underwritten offering and the managing underwriter with respect to such offering advises the Company that, in its opinion, the number of Shares and other securities which the Company, the Shareholders and any other persons intended to be included in such registration exceeds the largest number of Shares and other securities which can be sold in such offering without having an adverse effect on the offering of Shares (including, if applicable, the price at which the Company proposes to sell Shares or other securities) (the "MAXIMUM OFFERING AMOUNT"), then the Company will include in such registration, in the following priority up to the Maximum Offering Amount:
(x) FIRST, all of the Shares or other securities proposed to be registered for offer and sale by the Company, if any, and (y) SECOND, all of the Registrable Stock requested to be included in such registration by Shareholders pursuant to this Article III and any other Shares or other securities which are proposed to be included in such registration; PROVIDED that the Shares and other securities shall be allocated, if necessary, pro rata among the Shareholders and the holders of such other Shares or other securities, on the basis of the relative number of Shares or other securities each such Shareholder or other holder has requested to be included in such registration.


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                                   ARTICLE IV
                                    EXPENSES

      4.1 EXPENSES. Except as provided in Section 5.1, the Company shall pay all (and shall promptly reimburse to the Shareholders to the extent they have borne any) Registration Expenses in connection with each registration of shares of Registrable Stock requested under this Agreement, regardless of whether the Registration Statement filed in connection with such registration becomes effective. Each of the Shareholders requesting the registration of shares of Registrable Stock shall pay its respective Selling Expenses.

                                    ARTICLE V
                      COMPLIANCE WITH REGISTRATION REQUESTS

      5.1 EFFECTIVE REGISTRATION STATEMENT. A registration requested pursuant to Articles II or III will be deemed to have been made when the Registration Statement has become effective and remains effective for the period provided in
Section 6.1(b). Any Shareholder shall be permitted to withdraw from a requested registration at any time prior to the effectiveness of the Registration Statement by written notice to the Company. If, however, a Shareholder withdraws shares of Registrable Stock requested to be registered pursuant to Article III, such withdrawing Shareholder shall be responsible for reimbursing the Company for any filing fees incurred by the Company as a consequence of making the registration on behalf of such withdrawing Shareholder. A registration request pursuant to Article II shall not be deemed to have been effected if (i) after the Registration Statement has become effective, it becomes subject to any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason that is not lifted or released, other than by reason of an act or omission by the requesting Shareholders with respect thereto or (ii) if the closing conditions specified in the underwriting agreement entered into in connection with such registration are not satisfied, other than by reason of an act or omission by the requesting Shareholders.

      5.2 MATERIAL TRANSACTION. The Company may delay (i) the filing or effectiveness of any Registration Statement pursuant to Article II or (ii) for a period of up to 60 days, the preparation of any amended or supplemental prospectus pursuant to Section 6.1(e), in each case, if a Material Transaction exists or is pending at such time. In addition, the Company shall be entitled to delay the filing of any Registration Statement requested pursuant to Section 2.1 after receipt of a Demand Registration Request if the Company is conducting or about to conduct an underwritten public offering in which the Shareholders are entitled to join pursuant to Section 3.1.

      In the case of any such delay, the time periods referred to in Article II and Article III shall be tolled during the period of time of any such delay in filing any Registration Statement or furnishing any amended or supplemental prospectus.

      If the Company delays the filing of any registration statement or the furnishing of any amended or supplemental prospectus, it shall so notify each Shareholder participating in the registration, indicating that a Material Transaction is pending and the anticipated delay. No Shareholder shall request a registration pursuant to Article II until, pursuant to the immediately following paragraph, the Company has notified the Shareholder that the applicable Material Transaction has been publicly disclosed by the Company or has not materialized.

      If the Company delays the filing of any registration statement or the furnishing of any amended or supplemental prospectus pursuant to this Section
5.2 and such Material Transaction is subsequently


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publicly disclosed by the Company or does not materialize, the Company shall promptly notify the Shareholders participating in the registration of such fact and any Shareholder may exercise any right that it may have to request a registration pursuant to Article II immediately following its receipt of such notice.

      The Company may not delay the filing of any registration statement pursuant to this Section 5.2 for more than an aggregate of 180 days in any consecutive12-month period and the suspension of the filing of any registration statement pursuant to this Section 5.2 shall not prejudice any right that the Shareholder may have to request that the Company effect the registration of the Shareholder's Registrable Stock pursuant to Article II hereto at a later date.

                                   ARTICLE VI
                             REGISTRATION PROCEDURES

      6.1 If and whenever the Company is required to use its best efforts to effect or cause the registration of Shares under the Securities Act as provided in this Agreement, the Company shall, as expeditiously as possible:

            (a) prepare and file with the SEC a Registration Statement with respect to such Shares on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate, and use its best efforts to cause such Registration Statement to become effective; PROVIDED that before filing such Registration Statement, the Company will furnish to the counsel selected by the holders of Registrable Stock which are to be included in such registration copies of all such documents proposed to be filed, which documents will be subject to the prompt review of such counsel;

            (b) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement and use its best efforts to cause such registration statement to become and remain effective until the earlier of (i) the sale of all such Registrable Stock, or, in the case of an underwritten offering, until each underwriter has completed the distribution of all Registrable Stock included in such offering and (ii) three months after the effective date of such registration statement;

            (c) furnish to each Selling Shareholder such number of copies of the Registration Statement and of each amendment and supplement thereto (in each case including all exhibits), the prospectus included in the Registration Statement (including each preliminary prospectus and any amendments or supplements thereto) and such other documents as such Shareholder may reasonably request;

            (d) use its best efforts to register or qualify such Shares covered by such Registration Statement under such other state securities or blue sky laws of such jurisdictions within the United States and its possessions and territories as shall be reasonably appropriate for the distribution of the Shares covered by the Registration Statement, PROVIDED, HOWEVER, that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this Section 6.1(d), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

            (e) promptly notify each Shareholder of any Shares covered by such Registration Statement, (i) when the Registration Statement and any amendment or supplement has been filed and, in


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the case of the Registration Statement or post-effective amendment, declared effective, (ii) of the issuance of any order suspending the effectiveness of a Registration Statement (and the Company shall use its best efforts to obtain the withdrawal of any such order at the earliest practicable time) and (iii) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the Company's becoming aware that the prospectus included in such Registration Statement, as then in effect, includes or may include an untrue statement of a material fact or omits or may omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such Shareholder, prepare and furnish to such Shareholder a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (f) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to the Shareholders, as soon as reasonably practicable (but not more than eighteen months) after the effective date of the Registration Statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

            (g) furnish, at the written request of any Holder requesting registration pursuant to Article II, a "comfort letter" from the Company's independent public accountants in customary form and covering such matters with respect to such Registration Statement as are customarily covered in such letters as the managing underwriter or the Shareholders holding a majority of the Registrable Stock included in such registration, as the case may be, may reasonably request;

            (h) use its best efforts to list the Registrable Stock covered by such Registration Statement on any securities exchange on which the Shares are then listed;

            (i) enter into and perform its obligations under such customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Shares, including, without limitation, in the case of an underwritten demand registration, participating in meetings with potential investors or securities analysts (including "road shows"); and

            (j) coordinate with the Selling Shareholders in the preparation of material regarding such Shareholder, which in the reasonable judgment of such Shareholder and its counsel should be included in such Registration Statement.

            The Company may require as a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that each Shareholder for which a registration is being effected furnish the Company with such information regarding such Shareholder (pertinent to the disclosure requirements relating to the registration and the distribution of such Shares) and the Registrable Stock held by it as the Company may from time to time reasonably request.

                                   ARTICLE VII
                                 INDEMNIFICATION

      7.1 INDEMNIFICATION BY THE COMPANY. In the event of any registration of any Shares under the Securities Act pursuant to Article II or III, the Company shall indemnify and hold harmless each Shareholder of shares of Registrable Stock covered by such registration, each of its directors, officers,


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employees, agents, and each person, if any, who controls such Shareholder within the meaning of the Securities Act (and the directors, officers, employees and agents of each such controlling person) (collectively, the "INDEMNIFIED PARTIES"), against any and all losses, claims, damages or liabilities, joint or several, and expenses to which such Indemnified Party may become subject to under the Securities Act or the Exchange Act or other applicable law, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Indemnified Party is a party thereto) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Shares were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading; and the Company will reimburse such Indemnified Party for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; PROVIDED that the Company shall not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, any such preliminary, final or summary prospectus, or any amendment or supplement thereto in reliance upon and in conformity with written information with respect to such Indemnified Party furnished to the Company by such Indemnified Party expressly for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Shareholder or any Indemnified Party and shall survive the transfer of such Shares by such Shareholder.

      7.2 INDEMNIFICATION BY THE SHAREHOLDERS. Each Shareholder requesting or joining in a registration severally and not jointly shall indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 7.1) the Company and each other Shareholder requesting or joining in a registration, and any of their respective directors, officers, employees, agents and controlling persons (and the directors, officers employees and agents of each such controlling person), with respect to any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Shares were registered under the Securities Act, or any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, if and to the extent such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information with respect to such Shareholder furnished to the Company by such Shareholder expressly for use in the preparation of such Registration Statement, preliminary, final or summary prospectus or amendment or supplement; PROVIDED that no Shareholder shall be liable pursuant to this Section 7.2 for any amount in excess of the net proceeds received by such Shareholder from the sale of Shares covered by the Registration Statement giving rise to the claim for indemnification. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the Shareholders, or any of their respective directors, officers, employees, agents or controlling persons and shall survive the transfer of such Shares by such Shareholder.

      7.3 NOTICES OF CLAIMS, ETC. Promptly after receipt by an Indemnified Party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this
Article VII, such Indemnified Party will, if a claim in respect thereof is to be made against an Indemnifying Party, give written notice to the latter of the commencement of such action; PROVIDED that the failure of the Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under Section 7.1 or 7.2, except to the extent that the Indemnifying Party is actually materially prejudiced by such failure to give notice. Except as provided below, in case any such action is brought against an Indemnified Party, the


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Indemnifying Party will be entitled to participate in and to assume the defense thereof, jointly with any other Indemnifying Party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party. After notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. If the Indemnified Party has been advised by counsel that having common counsel would result in a conflict of interest between the interests of such indemnified and indemnifying parties, then such Indemnified Party may employ separate counsel reasonably acceptable to the Indemnifying Party to represent or defend such Indemnified Party in such action, it being understood, however, that the Indemnifying Party shall not be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such Indemnified Parties (and not more than one separate firm of local counsel at any time for all such Indemnified Parties) in such action. No Indemnifying Party will consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

      7.4 CONTRIBUTION. If recovery is not available under the foregoing indemnification provisions of this Article VII for any reason, the parties entitled to indemnification by the terms thereof shall be entitled to contribution for liabilities and expenses. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by each party from the offering of the Shares (taking into account the portion of the proceeds realized by each), whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party, the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any misstatement or omission and any other equitable considerations appropriate under the circumstances.

      The Company and the Shareholders agree that it would not be just and equitable if contribution pursuant to this Section 7.4 were determined by pro rata allocation (even if the sellers of Shares were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the liabilities and expenses referred to in the immediately preceding paragraph shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Article VII, no Selling Shareholder shall be required to contribute any amount in excess of the net proceeds received by such Selling Shareholder from the sale of Shares covered by the Registration Statement giving rise to the claim for contribution. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      7.5 NON-EXCLUSIVITY. The obligations of the parties under this Article VII shall be in addition to any liability that any party may otherwise have to any other party.

                                  ARTICLE VIII
                                  MISCELLANEOUS

      8.1 NOTICES. All notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when received, if personally delivered; when transmitted, if transmitted by telecopy, electronic or digital transmission method; the day after it is sent, if sent for next day delivery to a domestic address by a


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recognized overnight delivery service (e.g., Federal Express); and upon receipt, if sent by registered or certified mail (or any substantially similar form of mail), postage prepaid and return receipt requested. In each case notice shall be sent to:

      If to the Company addressed to:

      Bunge Limited
      50 Main Street
      White Plains, NY 10606
      Attention:  Chief Financial Officer

      With copies to:

      Shearman & Sterling
      599 Lexington Avenue
      New York, NY 10022
      Attention: Andrew B. Janszky

      If to any Shareholder, to such Shareholder at the address indicated in Annex A hereto or on the relevant Addendum. Changes in notice addresses may be made by a notice delivered to the Company pursuant to this Section 8.1.

      8.2 SEVERABILITY. In the event that any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.

      8.3 ENTIRE AGREEMENT; AMENDMENTS AND WAIVERS; ADDITIONAL SHAREHOLDERS.

            (a) This Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. This Agreement may not be terminated or amended except by an instrument in writing signed by the Company and Shareholders holding at least 66% of the outstanding shares of Registrable Stock; PROVIDED that any amendment that expressly alters the rights of any Shareholder differently from other Shareholders shall require the consent of such affected Shareholder. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

            (b) Additional Shareholders (each, an "ADDITIONAL SHAREHOLDER") may be added to this Agreement upon execution of an Addendum to this Agreement (an "ADDENDUM"), a form of which is attached hereto as Annex B. Upon the execution of an Addendum by such Additional Shareholder, the Company shall revise Annex A accordingly.

      8.4 SUCCESSORS, ASSIGNS AND TRANSFEREES. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, heirs, legatees, successors and any party to which any Shareholder has transferred or sold its shares of Registrable Stock who becomes an Additional Shareholder pursuant to Section 8.3(b). Except as provided herein, each transferee of Shares from a party hereto shall take such Shares subject to the same restrictions, if any, as existed in the hands of the transferor.

      8.5 CHOICE OF LAW. THIS AGREEMENT SHALL BE CONSTRUED, INTERPRETED AND THE RIGHTS OF THE PARTIES DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      8.6 JURISDICTION; WAIVERS. Each of the parties hereby irrevocably and unconditionally:

            (a) submits for itself and its property in any legal suit, action or proceeding relating to this Agreement or transaction contemplated hereby, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive jurisdiction of the Courts of the State of New York sitting in the County of New York or the United States District Court for the Southern District of New York and appellate courts having jurisdiction of appeals in such courts, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such suit, action, or proceeding may properly be heard and determined in such New York State court or, to the extent permitted by law, in such federal court;

            (b) consents that any such suit, action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue or jurisdiction or any such action or proceeding in such court or that such action or proceeding was brought in an inconvenient forum and agrees not to plead or claim the same;

            (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party in its address as provided in Section 8.1 hereof;

            (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by New York law; and

            (e) agrees that this Agreement has been entered into in the State of New York and shall be performed in part in the State of New York.

      8.7 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

      8.8 FURTHER ASSURANCES. Each of the parties shall execute and deliver such further instruments and documents and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby.

      8.9 NO INCONSISTENT AGREEMENTS. Without the prior written consent of the Shareholders holding at least 66% of the outstanding shares of Registrable Stock, the Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities which is inconsistent with the rights granted in this Agreement or otherwise conflicts with the provisions hereof, other than any lock-up agreement with the underwriters in connection with any registered offering effected hereunder, pursuant to which the Company shall agree not to register for sale, and the Company shall agree not to sell or otherwise dispose of, Shares or any securities convertible into or exercisable or exchangeable for Shares, for a specified period following the registered offering.

      8.10 NO MORE FAVORABLE TERMS. The Company shall not grant any registration rights to any person, including the Shareholders, that are senior to or more favorable to such person than the rights granted hereunder to the Shareholders.

      8.11 CUMULATIVE REMEDIES. All rights and remedies of each party hereto are cumulative of each other and of every other right or remedy such party may otherwise have at law or in equity, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

      8.12 HEADINGS. The titles, captions or headings of the Articles and Sections herein are for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

      8.13 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.


                                    BUNGE LIMITED


                                    By:
                                       ---------------------------
                                       Name:
                                       Title:

                                    Print Name of Shareholder:
                                                              ------------------

                                    Address:
                                            ------------------------------------


                                    --------------------------------------------

                                    Signed:
                                           -------------------------------------
                                           Title (if applicable):

                                     ANNEX A
                           SHAREHOLDERS AND ADDRESSES

                                                                         ANNEX B


                                   ADDENDUM TO
                          REGISTRATION RIGHTS AGREEMENT


      ADDENDUM, dated as of ___________ __, ____, by and between Bunge Limited (the "Company") and the party listed on the signature page hereto (the "Additional Shareholder").

      WHEREAS, the Company and the parties listed in Annex A of the Registration Rights Agreement, dated as of June 25, 2001 (the "Agreement"), entered into the Agreement for the purpose of regulating the registration rights of the Shareholders party to the Agreement;

      [Insert additional recitals, if appropriate, relating to the Additional Shareholder.]

      NOW THEREFORE, in consideration of the covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is mutually agreed by the parties as follows:

      1. DEFINITIONS. Defined terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

      2. ADDITIONAL PARTY TO THE AGREEMENT. Pursuant to Section 8.3(b) of the Agreement, the Company hereby agrees that the Additional Shareholder is, and the Additional Shareholder hereby agrees to be, a party to the Agreement as a Shareholder.

      3. COUNTERPARTS. This Addendum may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

      4. [If applicable - Modifications to Agreement.]

      IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed by their respective authorized officers as of the date first written above.


                                    BUNGE LIMITED


                                    By:
                                       --------------------------------
                                       Name:
                                       Title:

                                    Print Name of Shareholder:
                                                              ------------------

                                    Address:
                                            ------------------------------------


                                    --------------------------------------------

                                    Signed:
                                           -------------------------------------
                                           Title (if applicable):